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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

ALLIANCE FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIANCE FINANCIAL CORPORATION

120 Madison Street, 18th Floor

Syracuse, New York 13202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 2, 2008

To the Shareholders of Alliance Financial Corporation:

NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS of ALLIANCE FINANCIAL CORPORATION, the parent company of Alliance Bank, N.A., will be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse New York, on May 13, 2008 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.	The election of five Directors.

2.	The transaction of such other business as may properly come before the meeting, or any adjournment thereof.

We hope you will be able to attend.

By Order of the Board of Directors

/s/ Judy A. Schultz
--------------------------------------

JUDY A. SCHULTZ

Secretary

YOUR VOTE IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY TELEPHONE, THE INTERNET, OR BY MAILING YOUR SIGNED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. SPECIFIC INSTRUCTIONS FOR VOTING BY TELEPHONE OR THE INTERNET ARE PRINTED ON THE PROXY CARD.

IF YOU WILL NOT BE VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

ALLIANCE FINANCIAL CORPORATION

120 Madison Street, 18th Floor

Syracuse, New York 13202

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 2008

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Financial Corporation (the “Company”), the parent company of Alliance Bank, N.A. (the “Bank”), in connection with the Annual Meeting of Shareholders to be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse, New York on May 13, 2008 at 4:00 p.m. This proxy statement and the accompanying proxy are first being mailed on or about April 2, 2008 to shareholders of record at the close of business on March 24, 2008, the record date for the determination of shareholders entitled to vote at the meeting.

Shares of the Company’s stock represented by properly executed proxy cards, internet voting instructions or telephone voting instructions will be voted in accordance with the specifications made. If no specification is made, the proxies will vote FOR the election of the nominees named in this proxy statement. The persons named in the proxy are granted discretionary authority to vote with respect to any other business which may properly come before the meeting. The presence at the meeting, in person or by proxy, of holders of a majority of outstanding shares will constitute a quorum sufficient for conduct of the meeting. Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will have no effect on any matter. Abstentions will be treated as shares present for quorum purposes.

You may revoke a vote previously submitted (whether by proxy card, internet or telephone) before it is voted by submitting a subsequently dated vote (whether by proxy card, internet or telephone) or by giving written notice to the Secretary of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the close of business on March 24, 2008 there were outstanding and entitled to vote 4,651,310 shares of the Company’s stock. Each share of stock entitles the holder to one vote with respect to each matter at the meeting.

ITEM 1: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes as nearly equal in number as possible. The members of each class are elected for staggered terms of three years and until their successors are elected and qualified. On June 26, 2007, the Board of Directors appointed John H. Watt, Jr. to serve as a Director effective July 31, 2007.

The Board of Directors has nominated Donald S. Ames, John M. Endries, Margaret G. Ogden, Paul M. Solomon and John H. Watt, Jr. for election to three-year terms as Class I Directors.

Directors are elected by a plurality of the votes cast. The nominees have indicated their willingness to serve, and the Board has no reason to believe that any nominee will decline or be unable to serve if elected. If any nominee becomes unavailable for any reason before the meeting, the proxies may be voted for such other person as may be nominated by the Board of Directors. The shares represented by proxies will be voted FOR the election of the nominees named below unless otherwise specified, and in the discretion of the proxies as to any other matters which may come before the meeting.

NOMINEES, DIRECTORS CONTINUING IN OFFICE AND EXECUTIVE OFFICERS

Certain information concerning nominees for election to the Board of Directors, the Directors continuing in office and the Company’s executive officers is set forth below.

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/24/08(1)		% of Total Common Stock(2)

NOMINEES FOR ELECTION (CLASS I)

Donald S. Ames (65)	President – Cortland Laundry, Inc.; Chairman – Cortland Line Company, Inc.; Director and Vice Chairman – Gutchess Lumber Company, Inc.; Director – J.M. Murray Center, Inc.	1986	91,917		2.0%

John M. Endries (65)	President – Endries Wealth Management, LLC, an investment advisory firm	2005	5,500		*

Margaret G. Ogden (62)	President and CEO – Central New York Community Foundation, Inc.	2001	3,098		*

Paul M. Solomon (64)	Private Investor; Partner – P.J. Equities, LLP; Director – bc Restaurant LLC; Trustee –Millbrook School; Trustee – Onondaga Community College; Advisory Board Member – C&S Engineering Co.; Advisory Board Member – SmartPill; Director – US Beverage Net	2001	13,204		*

John H. Watt, Jr. (49)	Executive Vice President of the Company and Bank; Executive Vice President, Commercial Banking Sales and Service and Trust and Investment Services; Chief Executive Officer and Director of Alliance Leasing, Inc.; Advisory Board Member – Summer Street Capital Partners II; Board Member – OnPoint for College; former Managing Director – JP Morgan Business Credit Corporation	2007	14,521	(4)	*

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/24/08(1)		% of Total Common Stock(2)

CONTINUING DIRECTORS***

Mary Pat Adams (48)	Associate Broker – Prudential First Properties; Director – Oneida Valley Securities Corporation; Board Member – Oneida City School District Foundation; Former Associate Broker – Don Kingsley Real Estate	2001	23,150	(3)	*

Samuel J. Lanzafame (57)	CEO and President – Datacom Systems, Inc.; Director – Madison County Industrial Board	1988	1,115		*

Jack H. Webb (55)	Chairman and Chief Executive Officer of Company; President and Chief Executive Officer of the Bank; Director – Alliance Leasing, Inc.; Trustee – Rosamond Gifford Foundation; Member – The CNY Advisory Board of Lifetime Health Care	2000	103,252	(4)	2.2%

Lowell A. Seifter (55)	Principal – Green & Seifter, Attorneys, PLLC; Former Director – Bridge Street Financial, Inc. and Oswego County National Bank; Director – Sagamore Institute	2006	6,405		*

Deborah F. Stanley (58)	President – State University of New York at Oswego; Former Chair of the Board – Bridge Street Financial, Inc. and Oswego County National Bank; Director – The Oswego College Foundation; Director – Metropolitan Development Association of Syracuse and CNY; Director – Metropolitan Development Association Foundation	2006	9,782		*

Donald H. Dew (56)	Former Chairman, Chief Executive Officer – Diemolding Corporation; Director – Diemolding Corporation; Former Partner – Diemolding International; Director – Higbee Gaskets; Former Chairman and Director – Badger Technologies; Chairman – NYS Empire Zone Madison County	1988	14,911		*

Charles E. Shafer (58)	Managing Member - Green Lake Associates, LLC, a company which provides residential and commercial construction financing; Treasurer – Applied Concepts, Inc.; Former Director – Marathon Boat Group, Inc.; Director and Secretary – P.E.A.C.E., Inc.; Trustee – Vermont Law School	1998	20,444		*

Charles H. Spaulding (59)	President and Director – George B. Bailey Agency, Inc., an insurance agency; President and Director – Mid York Associates, Inc.; Director and Treasurer – J.M. Murray Center, Inc.; Director and Treasurer – SUNY Cortland College Foundation; Former Director and Treasurer – Family Health Network	1993	14,608		*

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/24/08(1)		% of Total Common Stock(2)

EXECUTIVE OFFICERS		Officer Since
J. Daniel Mohr (42)	Treasurer and Chief Financial Officer of Company; Executive Vice President, Chief Financial Officer and Treasurer of Bank; Vice President of Alliance Leasing, Inc.; Former Senior Vice President and Chief Financial Officer – Partners Trust Financial Group, Inc.; Former Senior Vice President and Chief Financial Officer – Pioneer Management Group, Inc.; Board President – Arise, Inc.	2006	5,500	(4)	*

All Directors, Nominees and Executive Officers as a Group (14 persons):			327,407		6.9%

*	Represents less than one percent of outstanding stock.

**	Year in which the Director was first elected or appointed to the Board of Directors of the Company, the Bank, or their respective predecessor entities.

***	Messrs. Lanzafame, Seifter and Watt and Ms. Adams are Class III members whose terms expire in 2010. Messrs. Dew, Shafer and Spaulding and Ms. Stanley are Class II members whose terms expire in 2009.

(1)	A person “beneficially owns” shares of stock if he or she has or shares the power to vote or dispose of them or has the right to acquire beneficial ownership within 60 days of March 24, 2008. Except as otherwise indicated, the named individual has sole voting and sole dispositive powers.

(2)	Except as indicated, each individual owns less than 1% of the Company’s outstanding common stock.

(3)	Includes 13,500 shares held in trusts of which Ms. Adams serves as co-trustee.

(4)	Includes 75,000 shares subject to presently exercisable stock options held by Mr. Webb. Also includes 15,500, 5,500 and 12,750 shares of restricted stock which may be voted but not disposed of held by Messrs. Webb, Mohr and Watt, respectively.

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

General

The Company’s Board of Directors is comprised of a majority of independent directors. The Board has determined that Donald S. Ames, Donald H. Dew, John M. Endries, Samuel J. Lanzafame, Margaret G. Ogden, Lowell A. Seifter, Paul M. Solomon and Charles H. Spaulding are each “independent” as defined by the NASDAQ listing standards.

During 2007 there were 13 regularly scheduled meetings and 4 special meetings of the Company’s Board of Directors. All of the incumbent Directors of the Company attended at least 75% of the aggregate of all of the 2007 meetings of the Board of Directors and any committees of which the Director was a member. The Company encourages all Directors to attend each annual meeting of shareholders. All of the then incumbent Directors attended the Company’s last annual meeting of shareholders.

The Board maintains a Governance Committee which makes recommendations to the Board with respect to perspective nominees to serve as Directors and on Company and Bank Board committees. The Governance Committee met 6 times in 2007, and its current members are Donald H. Dew (Chair), Paul M. Solomon and Charles H. Spaulding, each of whom the Board has determined is “independent” as defined by the NASDAQ listing standards. The Company’s full Board of Directors nominates individuals for election to the

Board. The Governance Committee will consider written recommendations from shareholders for nominees that are sent to the Secretary of the Company at the Company’s address. Section 202 of the Company’s Bylaws provides that nominations for Directors to be elected at an annual meeting of the Company’s shareholders, except those made by the Board, must be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days immediately preceding the date of the meeting. The notice must contain (i) the name, age, business address and residence address of each proposed nominee; (ii) the principal occupation and employment of each proposed nominee; (iii) the total number of shares of stock of the Company owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of stock of the Company owned by the notifying shareholder; and (vi) any other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors, or otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934. Nominations not made in accordance with this procedure may be disregarded at the annual meeting. Shareholder nominations are evaluated in the same manner as other nominations.

In considering candidates for election to the Board, the Governance Committee and the Board consider the entirety of each nominee’s credentials and do not have any specific minimum qualifications. Factors considered include, but are not necessarily limited to, the individual’s personal and professional integrity, business judgment, relevant experience, and anticipated effectiveness as a Director. In addition, prior to nominating an existing Director for re-election to the Board, the Committee and the Board consider and review, among other relevant factors, the existing Director’s meeting attendance and performance, length of Board service, ability to meet regulatory independence requirements, and the experience, skills and contributions that the Director brings to the Board. All of the current nominees were recommended and approved by the Governance Committee, which is composed entirely of independent directors. The Governance Committee has adopted a written charter setting forth its composition and responsibilities, a copy of which is available at the Company’s website at www.alliancebankna.com.

The Board has a Compensation Committee, whose members are Lowell A. Seifter (Chair), Donald S. Ames, Donald H. Dew and Samuel J. Lanzafame, each of whom is independent as defined by NASDAQ listing standards. The Compensation Committee has adopted a written charter, a copy of which is available on the Company’s website at www.alliancebankna.com. The Compensation Committee met 12 times in 2007.

The Board has an Audit Committee, whose members are Samuel J. Lanzafame (Chair), Margaret G. Ogden, Paul M. Solomon and John M. Endries, and whose functions are described more fully on page 19 of this Proxy Statement. Each of the members of the Audit Committee is independent as defined by NASDAQ listing standards. The Audit Committee met 7 times in 2007. The Audit Committee has adopted a written charter, a copy of which is available at the Company’s website at www.alliancebankna.com.

Communication with Directors

Shareholders may communicate directly with the Board of Directors of the Company by sending correspondence to the address shown below. If a shareholder desires to communicate with a specific Director, the correspondence should be addressed to that Director. The receipt of correspondence addressed to the Board of Directors and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific Director will be delivered to the Director, who will review it and, if appropriate, report the nature of its content to the Board of Directors at its next meeting, so that appropriate action, if any, may be taken.

Correspondence should be addressed to:

Alliance Financial Corporation

Board of Directors

Attention: [Board of Directors or Specific Director]

120 Madison Street, 18th Floor

Syracuse, New York 13202

2007 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)	Total ($)
Mary Pat Adams	$20,100	$-	$-	$-	$14,766	$-	$34,866
Donald S. Ames	27,600	-	-	-	34,898	-	62,498
Donald H. Dew	29,700	-	-	-	-	-	29,700
John M. Endries	23,300	-	-	-	-	-	23,300
Samuel J. Lanzafame	25,600	-	-	-	41,567	-	67,167
Margaret G. Ogden	22,900	-	-	-	3,984	-	26,884
Lowell A. Seifter	23,300	-	-	-	1,486	-	24,786
Charles E. Shafer	18,800	-	-	-	17,738	-	36,538
Paul M. Solomon	25,100	-	-	-	15,238	-	40,338
Charles H. Spaulding	28,900	-	-	-	9,911	-	38,811
Deborah F. Stanley	22,500	-	-	-	1,445	-	23,945

(1)	The aggregate earnings on deferred compensation for all directors in the table above totaled $141,033, of which approximately $81,645 resulted from the increase in book value of the Company’s common stock in 2007.

Board of Directors Fees

Directors who are employees of the Company are not compensated for their service on the Board. Each other Director receives an annual retainer fee of $7,500 for service on the Board, $600 for each Board meeting attended, and $400 for each committee meeting attended. Committee Chairs receive an additional $100 for each committee meeting attended.

Deferred Compensation

The Company has a Deferred Compensation Plan that was adopted in 1986 (“1986 Deferral Plan”), which currently provides non-employee Directors with the option to defer receipt of all or a portion of their Directors’ fees. Amounts deferred under the plan are deemed to be invested in shares of the Company’s common stock based on its book value (as defined in the plan) as of the end of the year preceding the deferral and are credited quarterly with additional amounts equivalent to the number of shares which could be purchased at book value with dividends paid on the stock. When a participating Director leaves the Board, the amount payable is determined based on the book value of the stock as of the preceding year-end, but not less than the amount actually deferred, and they may elect to receive payment over 10 years or in a lump sum. During 2007, nine Directors elected to defer a total of $199,000 in fees under this Plan.

In the fourth quarter of 2007 the Board of Directors engaged Bank Financial Services Group (BFS), a third party benefits consultant, to perform a limited review of the Company’s long-term compensation programs for executive officers and directors. The Board of Directors feels that long-term compensation is an important component of total compensation and can be an effective motivator in maximizing shareholder value over the long-term. The Board’s objective in this review was to identify potential cost-effective enhancements of the Company’s long-term compensation programs.

In March 2008, BFS presented to the Company’s Board of Director’s a report of their recommendations pertaining to long-term Executive and Director Compensation, based on its review of Alliance’s compensation programs and on common practices in the community bank sector.

The Company’s Board of Directors and Compensation Committee considered the recommendations in the BFS report, and in March 2008 approved the following plans:

•	Alliance Financial Corporation Stock-Based Deferral Plan for Directors (replaces the 1986 Deferral Plan) (see below for a summary of the plan)

•	Alliance Financial Corporation Director Retirement Plan (see below for a summary of the plan)

•	Alliance Bank Executive Incentive Retirement Plan (see page 12 for a summary of the plan)

The Company intends to fund these long-term compensation plans through the acquisition of additional bank-owned life insurance (“BOLI”). BOLI policies are typically acquired to recover all or a part of a bank’s employee compensation and benefit programs. BOLI provides tax-free income which is generated by the increase in cash value of the policy and insurance proceeds paid to the bank when an insured dies. The Company anticipates that the BOLI income will offset the cost of these plans. In addition, beginning in April 2008, the Company will no longer incur the expense associated with the book value adjustments and dividends credited to Directors’ accounts under the 1986 Director’s Deferral Plan which totaled $141,000 in 2007.

Alliance Financial Corporation Stock-Based Deferral Plan for Directors

The terms of the Alliance Financial Corporation Stock-Based Deferral Plan (“2008 Deferral Plan”) are substantially the same as the 1986 Deferral Plan (as discussed previously on page 7), except that amounts deferred under the 2008 Deferral Plan are invested in shares of Company common stock through open market purchases executed by a trustee. Dividends paid on shares of stock in the 2008 Deferral Plan are reinvested in Company common stock. Participants in the 2008 Deferral Plan can elect to receive stock distributions in a lump sum or in equal installments over at least two years and not more than ten years.

Alliance Financial Corporation Director Retirement Plan

The purpose of the Alliance Financial Corporation Director Retirement Plan (“Director Retirement Plan”) is to provide an additional source of retirement income to non-employee Directors in recognition of their service to the Company.

In the event that a Director ceases to serve after completing at least three years of service, the Director is entitled to a normal retirement benefit, payable in either a lump sum or in ten equal annual installments. In the event of the death of the Director, remaining benefits, if any, are payable to a designated beneficiary.

The normal retirement benefit is equal to thirty five percent of the Director’s average annual director’s fees increased by (i) one percent for each full year of service up to a maximum of twenty five percent and (ii) by an additional ten percent if the Director served as a Board committee chair for a least three years, which may be nonconsecutive.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy & Objectives

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence with the Company’s executive compensation philosophy. The Chief Executive Officer, Jack H. Webb (“CEO”), the Executive Vice President, John H. Watt, Jr. (“EVP”), and the Chief Financial Officer, J. Daniel Mohr (“CFO”) are the named executive officers (“NEOs”) in the Summary Compensation Table which follows. Generally, the types of compensation paid to the NEOs are similar to those provided to other executive officers.

The Compensation Committee believes that the most effective compensation programs are those that are designed to attract, develop, and retain the best available employees at all levels in the organization. The executive compensation programs are also designed to attract, develop, and retain the best available executive officers in key leadership positions. The compensation plans for executives are enhanced to attract executives capable of maximizing performance for the Company’s shareholders and reward the achievement of specific annual, strategic and long-term goals, including the appreciation of shareholder value.

In support of these objectives, the Company’s compensation package provides the following for all employees, including the NEOs:

•	Competitive base salary and benefit plans, including a 401(k) Plan which is supplemented by employer contributions; and

•

A short-term incentive compensation program intended to reward employee contributions to the attainment of the Company’s annual profitability goals. The NEOs in the Summary Compensation Table, which follows, must also meet additional objectives to earn their full incentive opportunity under this program, such as specific business unit and individual development goals.

The NEOs and certain other key executives are also eligible to participate in a long-term incentive equity compensation plan, which is considered a competitive component of total compensation and serves as a retention tool due to a seven year, cliff-vesting schedule. Long-term equity awards are issued to individuals who are key to the current, and long-term, success of the organization, to provide a link between compensation and the value of the Company’s stock. There is no pre-established policy, or target, for the allocation between either cash or non-cash, or short-term and long-term equity incentive compensation.

In the case of each of the NEOs, the compensation packages resulted from arms-length negotiations approved by the Board of Directors to attract them to the Company from their previous employers.

2007 Executive Compensation Components

For the fiscal year ended December 31, 2007, the compensation components the NEOs were eligible for are:

•	Base salary;
•	Performance based incentive compensation;
•	Discretionary bonus awards;
•	Long-term incentive compensation (equity);
•	Retirement and other benefits; and
•	Perquisites and other personal benefits.

Base Salary

The base salaries of the NEOs are determined based on their position, scope of responsibilities, competitive market data, assessment of individual performance and expected future contributions. The CEO recommends the base salaries of the other NEOs to the Compensation Committee for approval.

All employees are eligible for merit-based salary increases through an annual evaluation process. The NEOs are eligible for base salary increases in accordance with the same evaluation process applicable to all employees. The NEOs are evaluated on their professional, interactive, leadership and business area related technical skills and performance.

The Compensation Committee conducts an annual performance appraisal of the CEO, considering evaluation information solicited from the Board of Directors, and recommends to the Board of Directors the amount of annual salary increase for the CEO. In addition, a six-month interim review of the CEO is conducted by the Chair of the Compensation Committee after receiving evaluation information from the Board of Directors. The CEO was awarded a 3% base salary increase in 2007, which was recommended by the Compensation Committee and approved by the Board of Directors and was consistent with the average salary increase for all employees of the Company.

The CEO recommends the amount of annual salary increases for the EVP and CFO, which are discussed by the CEO with, and approved by, the Compensation Committee. The CEO completes their annual performance appraisals. The EVP and CFO were each awarded a 3% base salary increase for 2007, which was approved by the Compensation Committee.

In 2007, the NEO’s received merit-based salary adjustments that were consistent with the 3% merit pool available for all employees.

Performance Based Incentive Compensation

The Company maintains a short-term incentive compensation program under which all employees not otherwise participating in sales related incentive programs are eligible to receive cash compensation. The receipt of short-term incentive compensation awards are contingent upon the attainment of the Company’s net income goal for the year, and an individual employee’s performance appraisal rating which impacts the amount of award earned. These awards are approved by the Board of Directors. In addition to attainment of the Company-wide net income goal, the NEOs must meet additional individualized objectives to receive awards.

The CEO’s performance objectives are defined consistent with, and in support of, the Company’s annual budget, and also measure progress towards the attainment of the Company’s strategic plan. The development of the annual budget and definition of performance objectives involves, and is finalized with, the Board of Directors’ approval. These objectives include metrics relating to net income, return on equity, efficiency ratio, regulatory ratings as well as certain cultural considerations, such as reputation and involvement in community activities, as well as progress on the execution of the Company’s executive management succession plan. The Company’s financial performance objectives are set at levels that are considered challenging and reflect our long-term goal of being among the higher-performing banks in our geographical area.

The EVP and CFO are eligible for incentive compensation upon attainment of the Company-wide net income goal. If that goal is attained, additional criteria are used to determine the amount of the incentive compensation payment. Multiple measurements are considered to determine attainment of the criteria including:

•	Profit Plan Objectives – net income, earnings per share and non-interest expense
•	Business Plan – Achievement of line-of-business objectives, including income generation, expense control, and completion of the line-of-business annual action plan
•	Individual Development Plan – Executive and key personnel development plans

These objectives may fluctuate from year to year as needed and are designed to support the Company’s strategic plan, recognize the overall economic environment, and create challenges for the individual business units or areas of operational responsibility to meet.

In 2007, the Company’s net income was $9.5 million, which fell short of the Company’s 2007 net income objective. Therefore, none of the NEOs received any short-term incentive compensation for 2007.

Discretionary Bonus Awards

The Board of Directors considers discretionary cash bonus awards in certain situations. None of the NEOs received discretionary bonus compensation for 2007.

Long-Term Incentive Compensation

The NEOs received long-term incentive compensation in 2007 under the Company’s 1998 Long-term Incentive Compensation Plan. These equity awards (restricted stock) were approved by the Compensation Committee and Board of Directors consistent with the Plan’s stated purpose, as follows.

The purpose of the Plan is to promote the interests of the Company by providing current and future directors, officers and key employees with an equity or equity based interest in the Company, so that the interests of such individuals will be closely associated with the interests of shareholders by reinforcing the relationship between shareholder gains and individual compensation.

The Board of Directors believes that restricted stock awards are a valuable means of aligning long-term rather than short-term shareholder interests, and are an important component in the Company’s total compensation philosophy. All of the NEOs have been issued restricted stock awards under this Plan.

The Compensation Committee recommends the number of shares of restricted stock that are awarded to the CEO, which is subject to the approval of the Board of Directors. The CEO recommends the number of shares to be awarded to key executives, including the EVP and the CFO, which must be approved by the Compensation Committee.

Restricted stock awards are issued to recognize responsibility and contribution, address total compensation goals and as a competitive compensation strategy with larger organizations, as well as for recruitment and retention purposes. The Company generally considers awarding restricted stock annually. The restricted stock cliff-vest after seven years (no vesting occurs until the seventh anniversary of the grant date, at which time all shares become vested), reflecting the long-term nature of this form of compensation.

Retirement and Other Benefits

The CEO has a Supplemental Executive Retirement Agreement (SERP), which was negotiated as a component part of his total compensation package when he joined the Company. Pursuant to the SERP, the Company is required to pay the CEO an annual benefit equal to 70% of his final average compensation in excess of his other retirement benefits. The retirement benefit is to be paid to the CEO in the form of a straight life annuity in monthly installments for life. For purposes of the SERP, the CEO’s final average compensation means the annualized monthly base salary actually paid by the Company over the three-year period ending on the date of his termination of employment. The amounts due to him under the SERP may be distributed upon the occurrence of a triggering event. For purposes of the SERP, the triggering events resulting in distribution to him include:

•	The CEO’s termination of employment with the Company, except upon his termination with cause or his death; or
•	His attaining the age of 65.

The Company must begin paying the benefit to the CEO either on the first day of the seventh month following the CEO’s termination of employment or on the first day of the first month following his attaining age 65, whichever is applicable. The benefit due the CEO may be reduced if payment commences prior to August 1, 2017. In addition, the SERP provides the CEO the right to receive payment of the benefit upon a change of control of the Company. The CEO is the only NEO covered by a SERP.

401(k) Plan

The NEOs are eligible to participate in this retirement plan on the same terms as other employees. Employees are eligible to make salary deferrals (contributions) at the beginning of the month following their hire date. The Company will match the employee’s contributions $.50 per dollar deferred up to a maximum of 6% of the employees covered compensation. In addition, 1% of an employee’s annual earnings is contributed by the Company regardless of whether the employee is contributing to the Plan.

Group Term Life Insurance

The NEOs are covered under the same benefit plan available to all other employees, which is paid for by the Company. Employees are covered for four-times their annual earnings up to a maximum of $750,000. Accidental death and dismemberment insurance is provided in an amount equal to the life insurance.

Group Long-term Disability Insurance

The NEOs are covered under the same benefit plan available to all other employees, which is paid for by the Company. The coverage provides for 60% salary continuation in the event of disability, as defined in the policy, up to a maximum monthly benefit of $15,000. The NEOs are insured for the following monthly income replacement amounts.

CEO	EVP	CFO
$15,000	$9,275	$8,500

Other Benefits

The NEOs are eligible for the same benefits available to all other employees such as: health and dental insurance, personal and sick leave, vacations, and holidays.

Perquisites and Personal Benefits

The NEOs are provided with perquisites and other personal benefits that the Company believes are modest, reasonable, and similar in nature to those provided to executives at competing financial institutions, and are designed to assist these executives in carrying out their duties.

The NEOs have the use of a Company-owned automobile. Club memberships are provided to the CEO and EVP for business meeting purposes and for their personal use. At the recommendation of the Compensation Committee, a health club membership is provided for the CEO.

Alliance Bank Executive Incentive Retirement Plan

As discussed previously on page 7 of this Proxy Statement, the Board of Directors approved the Alliance Bank Executive Incentive Retirement Plan (“Executive Retirement Plan”) on March 11, 2008. The purpose of the Executive Retirement Plan is to assist the Bank in retaining and attracting officers of exceptional ability and rewarding officers for meeting or exceeding specific business plan objectives or performance measurements. Participants in the Plan include any officer of the Bank who is so designated by the Board. Currently there are nine officers of the Bank, including two of the three executive officers named in the Summary Compensation Table below (John H. Watt, Jr. and J. Daniel Mohr), participating in the Plan.

For any Plan year, a participant’s deferral bonus, if any, is determined by reference to the attainment of criteria established by the Board on an annual basis. These criteria relate to return on equity, net income and other financial performance measurements of the Company and may be subject to adjustment for extraordinary items to the extent deemed appropriate by the Board. For any Plan year after the initial Plan year, the Board shall, by resolution, establish such criteria not later than January 31 of such year. For the first Plan year ending December 31, 2008, such criteria shall be established not later than March 31, 2008. Unless otherwise determined by the Board at the time a participant is informed of his or her deferral bonus opportunity for the Plan year, the deferral bonus opportunity for any Plan year shall equal 10% of the participant’s base salary at the rate in effect on the first day of the Plan year. The deferral bonus, if any, shall be credited to a participant’s deferred benefit account as of the last day of the Plan year to which the award relates.

Unless otherwise determined by the Board, each deferral bonus award shall vest at the rate of 20% per year while the Participant is employed by the Bank. Unless otherwise determined by the Board at the time an officer is designated as a participant, a participant’s deferral bonus awards shall automatically vest upon (i) the participant’s death or disability, (ii) upon the occurrence of a change in control, or (iii) upon the participant’s separation from service at or after attaining normal retirement age.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)			Stock Awards ($)(3)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)			All Other Compensation ($)			Total ($)
Jack H. Webb Chairman and Chief Executive Officer	2007 2006	$ $	340,000 330,000		$35,000	(2)	$ $	62,500 77,375	- -	- -	$ $	78,958 29,186	(4) (4)	$ $	20,584 28,784	(5) (5)	$ $	502,042 500,345
John H. Watt, Jr. Executive Vice President	2007 2006	$ $	180,000 160,000	$	- 55,000	(2)	$ $	62,500 61,900	- -	- -		- -		$ $	30,974 32,970	(6) (6)	$ $	273,474 309,870
J. Daniel Mohr Chief Financial Officer	2007 2006	$ $	165,000 102,154	$	- 35,000	(2)	$ $	46,875 71,675	-	- -		- -		$ $	9,350 4,242	(7) (7)	$ $	221,225 213,071

(1)	The current base salaries for Messrs. Webb, Watt and Mohr are $350,200, $185,500 and $170,000, respectively.

(2)	Bonuses were earned and paid in 2006 in connection with the acquisition and integration of Bridge Street Financial, Inc.

(3)	The amounts indicated represent the grant date fair value related to restricted stock awards. The grant date fair value is determined by multiplying the shares awarded by the Company’s closing stock price on the grant date.

(4)	Represents the change in value of accumulated benefit under pension plans.

(5)	Includes premiums paid on group term life insurance, dividends paid on restricted stock of $11,825 and $9,644 in 2007 and 2006, respectively, the use of a Company owned automobile and employer 401(k) contributions of $3,375 and $11,789 in 2007 and 2006, respectively.

(6)	Includes employer 401(k) contributions, premiums paid on group term life insurance, dividends paid on restricted stock, the use of a Company owned automobile and the use of an apartment leased by the Company. In addition, during 2007 other compensation expense includes moving expenses.

(7)	Includes premiums paid on group term life insurance, dividends paid on restricted stock and the use of a Company owned automobile.

Grants of Plan-Based Awards

The following table reflects the terms of compensation plan-based awards granted to NEOs in 2007.

Grants Of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value Equity Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Jack H. Webb Chairman and Chief Executive Officer	1/30/2007	-	-	-	-	-	-	2,000	-	-	62,500
John H. Watt, Jr. Executive Vice President	1/30/2007	-	-	-	-	-	-	2,000	-	-	62,500
J. Daniel Mohr Treasurer and Chief Financial Officer	1/30/2007	-	-	-	-	-	-	1,500	-	-	46,875

(1)	Represents shares of restricted stock, the vesting of which is described below the Outstanding Equity Awards at Fiscal Year End Table.

(2)	The amounts indicated represent the grant date fair value related to restricted stock awards. The grant date fair value is determined by multiplying the shares awarded by the Company’s closing stock price on the grant date.

Outstanding Equity Awards At Fiscal Year End

The following table provides information regarding stock option awards and restricted stock awards outstanding as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year End Table

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jack H. Webb	15,000	-	-	23.50	1/1/2012	13,500	351,000	-	-
Jack H. Webb	20,000	-	-	17.75	12/18/2010	-	-	-	-
Jack H. Webb	40,000	-	-	18.50	4/30/2010	-	-	-	-
John H. Watt, Jr.	-	-	-	-	-	11,000	286,000	-	-
J. Daniel Mohr	-	-	-	-	-	4,000	104,000	-	-

Restricted stock awards are granted under the Company’s 1998 Long-Term Incentive Compensation Plan under the following conditions. Shares of restricted stock are awarded on the condition that the grantee remains in the employment of the Company for seven years from the date of grant, at which time the shares vest in full. In the case of grants to the EVP and the CFO, the vesting date for 50% of their restricted shares accelerates if, within three years of the grant date, and again after the third anniversary of the grant date, the

Company’s stock price reaches 160% of its closing price on the grant date. During the forfeiture period, the shares of restricted stock may not be sold, pledged or otherwise disposed of. If the grantee’s employment with the Company terminates prior to the expiration of the forfeiture period, all unvested shares are forfeited.

Option Exercises And Stock Vested

None of the NEOs exercised stock options during 2007.

Pension Benefits

The following table sets forth the present value of the accumulated pension benefits for the NEOs as of December 31, 2007. The present value of accumulated benefit is calculated using the same method and assumptions as set forth in Note 13 to the Company’s Financial Statements in its Annual Report on Form 10-K.

Pension Benefits Table

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jack H. Webb	Supplemental Retirement Agreement	7.67	$330,197	-
John H. Watt, Jr.	-	-	-	-
J. Daniel Mohr	-	-	-	-

Employment and Change-of-Control Agreements

The Company has change of control and employment agreements with certain key executives and the NEOs. The Board of Directors views these agreements as integral in ensuring the continued dedication of the executives to the Company and promoting stability of management, particularly in the event of a change of control of the Company.

Pursuant to the CEO’s employment agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Company will be required to pay him within sixty days of such termination, an amount equal to 2.99 times his average annual compensation (as defined in the Agreement) for the three full taxable years immediately preceding the change of control. In the event the CEO’s employment is terminated by the Company without cause, the Company will be required to pay him the unpaid compensation and benefits that he would have earned pursuant to the Agreement if he had remained employed under the terms of the Agreement. The Company may elect to pay such unpaid compensation and benefits in a lump sum. If his employment terminates due to his death, the Company must continue payments of his base salary for a period of 60 days following his death.

Pursuant to the EVP’s employment agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Company will be required to pay him a lump sum amount equal to two times his average annual taxable compensation (as defined in the Agreement) for the three most recent taxable years during which he was employed by the Company. In the event his employment is terminated as a result of disability, the Company will be required to pay him the unpaid compensation and benefits that would have been paid to or earned by him for the greater of (i) the remainder of the term of the Agreement or (ii) 6 months, in either case reduced by any disability insurance payments.

Pursuant to the CFO’s change of control agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Bank will be required to pay him an amount equal to two times his average annual taxable compensation (as defined in the Agreement) for the three most recent taxable years during which he was employed by the Bank payable in eight equal quarterly installments. The Bank may elect to pay this amount in a lump sum.

Payments upon Termination of Employment

The amounts in the tables below set forth the estimated payments to the NEOs under their employment and change of control agreements.

CEO

Executive Benefits and Payments	Voluntary Termination	Early Retirement(1)	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination(2)	For Cause Termination	Disability	Death
Cash Compensation	$-	$-	$-	$1,134,207	$538,333	$-	$-	$56,667
Stock options(3)	502,500	502,500	502,500	502,500	502,500	502,500	502,500	502,500
Restricted Stock(4)	-	-	351,000	351,000	-	-	-	-
Supplemental Retirement Plan(5)	-	199,678	442,468	442,468	-	-	-	-
Post-employment health care	-	-	-	19,734	15,623	-	-	-
TOTAL	$502,500	$702,178	$1,295,968	$2,449,909	$1,056,456	$502,500	$502,500	$559,167

(1)	Assumes the CEO’s retirement as of December 31, 2007.

(2)	Assumes the CEO’s employment was terminated as of December 31, 2007.

(3)	The CEO’s options were fully vested at December 31, 2007 and are valued based on the closing price of the Company’s stock at December 31, 2007 in excess of the exercise prices.

(4)	At December 31, 2007, the CEO held 13,500 restricted shares which are valued based on the closing price of the Company’s stock on December 31, 2007 multiplied by the number of restricted shares.

(5)	The amount to be paid upon normal retirement is based upon actuarial projections described in Note 13 to the Company’s Annual Report on Form 10-K. For early retirement, benefits are determined in the same manner as for normal retirement, but if the CEO retires before August 1, 2017 the benefit is reduced by a fraction the numerator of which is the number of completed months of employment and the denominator of which is 195 (the number of months of employment if he worked until age 65).

EVP

Executive Benefits and Payments	Voluntary Termination	Early Retirement	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Cash Compensation	$-	$-	$-	$522,565	$-	$-	$102,000	$-
Stock options	-	-	-	-	-	-	-	-
Restricted Stock(1)	-	-	286,000	286,000	-	-	-	-
Supplemental Retirement Plan	-	-	-	-	-	-	-	-
Post-employment health care	-	-	-	-	-	-	-	-
TOTAL	$-	$-	$286,000	$808,565	$-	$-	$102,000	$-

(1)	At December 31, 2007, Mr. Watt held 11,000 restricted shares. The value of the restricted stock is based on the closing price of the Company’s stock on December 31, 2007 multiplied by the number of restricted shares.

CFO

Executive Benefits and Payments	Voluntary Termination	Early Retirement	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Cash Compensation	$-	$-	$-	$360,000	$-	$-	$-	$-
Stock options	-	-	-	-	-	-	-	-
Restricted Stock(1)	-	-	104,000	104,000	-	-	-	-
Supplemental Retirement Plan	-	-	-	-	-	-	-	-
Post-employment health care	-	-	-	19,734	-	-	-	-
TOTAL	$-	$-	$104,000	$483,734	$-	$-	$-	$-

(1)	At December 31, 2007, Mr. Mohr held 4,000 restricted shares which are valued based on the closing price of the Company’s stock on December 31, 2007.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Donald S. Ames

Donald H. Dew

Samuel J. Lanzafame

Lowell A. Seifter (Chair)

STOCK INCENTIVE PLANS

The following table details information at December 31, 2007 on securities authorized for issuance under the Company’s stock incentive plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Options:

Equity compensation plans approved by security holders	182,555	$21.77	(1)

Equity compensations not approved by security holders	-	-	-
Total	182,555	$21.77	-

Restricted Stock Awards:

Equity compensation plans approved by security holders	74,175	-	(1)

Equity compensation plans not approved by security holders	-	-	-
Total	74,175	-	-

(1)	136,428 securities remain available for future issuance under equity compensation plans approved by shareholders.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, which is available on the Company’s website, www.alliancebankna.com, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee supervises the internal audit activities of the Bank and supervises and directs the auditors of the Company and the Bank in order to ensure that the Company’s and Bank’s activities are conducted in accordance with law and banking rules and regulations and other regulatory and supervisory authorities, and in conformance with established policies.

The Audit Committee is comprised of four directors, each of whom the Board has determined to be “independent” as defined by the Sarbanes-Oxley Act and the NASDAQ listing standards. The Board has determined that John M. Endries of the Audit Committee meets the definition of “audit committee financial expert” as defined by the Securities and Exchange Commission. The Audit Committee receives directly or has access to extensive information from reviews and examinations by the Company’s internal auditor, independent auditor and the various banking regulatory agencies having jurisdiction over the Company and the Bank.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the Company’s independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management the quality and adequacy of the Company’s internal controls. The Audit Committee has discussed with the independent auditors any significant matters regarding internal control over financial reporting that came to their attention during the audit and has reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee reviewed and discussed with the independent auditors, all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee also reviewed and discussed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended December 31, 2007.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Samuel J. Lanzafame (Chair)

Margaret G. Ogden

Paul M. Solomon

John M. Endries

INDEPENDENT PUBLIC ACCOUNTANTS

The following table sets forth the aggregate fees billed to the Company by Crowe Chizek and Company LLC (“Crowe Chizek”) and PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the calendar years ended December 31, 2007 and 2006.

	2007	2006
Audit Fees
Crowe Chizek	$198,000	$-
PwC	11,150	316,268
Audit Related Fees
PwC(1)	$-	$38,500
Tax Fees
Crowe Chizek(2)	$52,350
PwC(3)	-	49,000
All Other Fees
PwC(4)	$-	$42,000

(1)	Includes fees in connection with review of the Company’s registration statement on Form S-4 filed in connection with the acquisition of Bridge Street Financial, Inc. and other Securities and Exchange Commission filings.
(2)	Includes preparation of tax returns and tax services related to the Bridge Street acquisition.
(3)	Includes preparation of tax returns, tax services related to the Bridge Street acquisition and tax planning
(4)	Includes consulting services related to the Bridge Street acquisition.

On December 12, 2006, the Audit Committee of the Board of Directors dismissed PwC as the Company’s independent registered public accounting firm effective upon the completion of its procedures regarding the Company’s audited financial statements for the year ending December 31, 2006 and the Company’s Annual Report on Form 10-K in which such financial statements are included. PwC completed its procedures on March 15, 2007, coincident with the filing of the Company’s 2006 Annual Report on Form 10-K.

During the two calendar years ended December 31, 2006 and 2005 and through March 15, 2007, there were no disagreements between the Company and PwC on any matters of accounting principle or practice, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

The audit reports of PwC on our consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2006 and 2005, and through March 15, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company. A representative of PwC is not expected to be present at the Annual Meeting.

On December 12, 2006, the Company’s Audit Committee approved the engagement of Crowe Chizek to serve as its independent registered certified public accounting firm for 2007. During the years ended December 31, 2006 and 2005, and through March 15, 2007, neither the Company nor anyone on its behalf had consulted with Crowe Chizek with respect to any accounting, auditing or financial reporting issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item. A representative of Crowe Chizek is expected to be present at the Annual Meeting of Shareholders, and will have an opportunity to make a statement and to respond to appropriate questions.

The Audit Committee’s policy is to pre-approve the audit and permissible non-audit services performed by the Company’s independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee, and any proposed services exceeding pre-approved expense levels require specific pre-approval by the Audit Committee. In accordance with this policy, the Audit Committee pre-approved 100% of the fees for PwC and Crowe Chizek for 2007.

CERTAIN TRANSACTIONS

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with a number of Directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank do not involve more than a normal risk of collectability or present other unfavorable features.

The law firm of Riehlman, Shafer and Shafer, of which Director Charles E. Shafer’s brother is sole owner, received $230,857 for legal services rendered to the Bank in 2007.

Pursuant to the terms of its written charter, the Audit Committee is responsible for reviewing and approving all related-party transactions involving the Company or the Bank. Consistent with this responsibility, the Committee has reviewed and approved the foregoing relationships as being consistent with the best interests of the Company and the Bank.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and holders of more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of Company common stock and to furnish the Company with copies of all these reports. Based solely on its review of the copies of the filings received by it and written representations by Directors and executive officers, the Company believes that all Section 16(a) filing requirements for the fiscal year ended December 31, 2007 were satisfied, except that Forms 4 reporting restricted stock awards made on January 30, 2007 in the amount of 2,000 shares for each of Jack H. Webb and John H. Watt, Jr., and 1,500 shares for J. Daniel Mohr were not filed until February 6, 2007.

PRINCIPAL STOCKHOLDERS

Information concerning Mendon Capital Advisors Corp. presented in the table and footnote is based solely on the information reported in an amendment to the Schedule 13G of Mendon Capital Advisors Corp. dated February 11, 2008 with respect to the only person or group the Company knows to be the beneficial owner of more than five percent of its stock.

Name and Address of Beneficial Owner	Number of Shares; Nature of Beneficial Owners(1)	Percent of Stock Owned
Mendon Capital Advisors Corp. Anton V. Schutz 150 Allens Creek Road Rochester, New York 14618	363,265	7.59%

(1)	Mendon Capital Advisors Corp., in its capacity as an investment adviser, has the sole right to vote and dispose of these shares of the Company’s stock. Mendon Capital and Anton V. Schutz, the sole shareholder and President of Mendon Capital, disclaim beneficial ownership of these shares. Various persons, as investment advisory clients of Mendon Capital, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock of the Company. To the knowledge of Mendon Capital, no one such person’s interest in the Company’s stock exceeds five percent of the outstanding shares.

CODE OF ETHICS

The Company has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to its chief executive officer, chief financial officer, chief accounting officer or controller and other senior financial officers serving in finance, accounting, treasury, tax or investor relations roles. This Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws and regulations.

The text of the Code of Ethics is posted on the Company’s website at www.alliancebankna.com. The Company intends to report and post on its website any amendment to or waiver from any provision in the Code of Ethics as required by Securities and Exchange Commission rules.

SUBMISSION OF PROPOSALS BY SHAREHOLDERS

If shareholder proposals are to be considered by the Company for inclusion in a proxy statement for future meetings of the Company’s shareholders, they must be submitted on a timely basis and must meet the requirements established by the Securities and Exchange Commission for shareholder proposals. Shareholder proposals for the Company’s 2009 Annual Meeting of Shareholders will not be deemed to be timely submitted unless they are received by the Company at its principal executive offices by December 4, 2008. Shareholder proposals, together with any supporting statements, should be directed to the Secretary of the Company. Shareholders submitting proposals are urged to submit their proposals by certified mail, return receipt requested.

OTHER MATTERS

On June 1, 2007, the Company renewed its directors’ and officers’ liability insurance policy with St. Paul Mercury Insurance Company for a one year term and a premium of $43,000.

You are urged to vote your shares promptly by telephone, the internet, or by mailing your signed proxy card in the enclosed envelope in order to make certain your shares are voted at the meeting.

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the officers, Directors and regular employees of the Company may solicit proxies in person and by telephone and telegraph, and may solicit brokers and other persons holding shares beneficially owned by others to procure from the beneficial owners consents to the execution of proxies. The Company will reimburse such brokers and other persons for their expenses incurred in sending proxy forms and other material to their principals.

The Annual Report on Form 10-K of the Company, including financial statements for the fiscal year ended December 31, 2007, is being sent to shareholders with this Proxy Statement. The Annual Report is available on the Company’s web site, www.alliancebankna.com, and copies of it will be furnished to shareholders upon written request to Judy A. Schultz, Secretary, Alliance Financial Corporation, 120 Madison Street, 18th Floor, Syracuse, New York 13202.

By Order of the Board of Directors

/s/ Judy A. Schultz
---------------------------------------------------

Judy A. Schultz

Secretary

Dated: April 2, 2008

ANNUAL MEETING OF SHAREHOLDERS OF

ALLIANCE FINANCIAL CORPORATION

May 13, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

■ 20500000000000000000 3	051308

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class l Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Donald S. Ames O John M. Endries O Margaret G. Ogden O Paul M. Solomon O John H. Watt, Jr.	Class I Director Class l Director Class l Director Class l Director Class l Director

The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting.

This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees.

PLEASE SIGN AND DATE BELOW, AND RETURN.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

ANNUAL MEETING OF STOCKHOLDERS OF

ALLIANCE FINANCIAL CORPORATION

May 13, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES

(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

■ 20500000000000000000 3	051308

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class l Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Donald S. Ames O John M. Endries O Margaret G. Ogden O Paul M. Solomon O John H. Watt, Jr.	Class I Director Class l Director Class l Director Class l Director Class l Director

The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting.

This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees.

PLEASE SIGN AND DATE BELOW, AND RETURN.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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DIRECTIONS TO THE RENAISSANCE SYRACUSE HOTEL CONFERENCE CENTER
701 East Genesee Street, Syracuse, New York
www.renaissancesyracuse.com

From Highway 81 North	From Highway 81 South
Exit 18 (Harrison/Adams) Continue straight through 4 lights Hotel is on the right	Exit 18 (Harrison/Adams) Continue to Adams St. Make a U-Turn at Adams to Almond Go through 3 lights Hotel is on the right
From Highway 690 East
Merge to 81 South Get off immediately at Exit 18 (Harrison/Adams) Continue to Adams St. Make a U-Turn at Adams to Almond Go Through 3 lights Hotel is on the right	From Highway 690 West Exit 13 Townsend St. Turn left onto Townsend Continue to Genesee St. Turn left onto Genesee Continue 3 blocks Hotel will be on left Make a U-Turn at park to the hotel entrance

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PROXY

ALLIANCE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 2008

The undersigned hereby appoints Donald H. Dew, Lowell A. Seifter and Charles H. Spaulding, and each of them, as proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Alliance Financial Corporation to be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse, NY, Onondaga County, on the 13th of May, 2008, at 4:00 p.m. and at any adjournments or postponements thereof, and to vote as specified on the reverse side all shares of stock, as designated on the reverse side, which the undersigned may be entitled to vote at such meeting, and with all other powers which the undersigned would possess if personally present.

CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE

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